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                                                                    EXHIBIT 99
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PACIFICORP                                                        NEWS RELEASE
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For media, Dave Kvamme, (503) 464-6272
For analysts, Angela Hult, (503) 731-2192

December 19, 1997


            UK GOVERNMENT CLEARS PACIFICORP - THE ENERGY GROUP DEAL

      Portland, Oregon - PacifiCorp today said it welcomed the unconditional approval from the UK Government that would allow it to make a new bid for The Energy Group.

      However, approval from the U.S. Federal Trade Commission has not yet been received.

      A further announcement will be made in due course.

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